                                                                    EXHIBIT 99.2

                          NOTICE OF GUARANTEED DELIVERY

                            EMMIS ESCROW CORPORATION

                                OFFER TO EXCHANGE
           $370,000,000 AGGREGATE PRINCIPAL AMOUNT AT MATURITY OF ITS
                    12 1/2% SENIOR DISCOUNT NOTES DUE 2011,
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
      AS AMENDED, FOR A LIKE AGGREGATE PRINCIPAL AMOUNT AT MATURITY OF ITS
                     12 1/2% SENIOR DISCOUNT NOTES DUE 2011

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Emmis Communications Corporation (the "Company") made pursuant to the Prospectus dated _________ (the "Prospectus"), if certificates for the outstanding $370,000,000 aggregate principal amount at maturity of its 12 1/2% Senior Discount Notes Due 2011 (the "Old Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to The Bank of Nova Scotia Trust Company of New York (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery Letter of Transmittal (or facsimile thereof), it must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

                                  Delivery to:

                THE BANK OF NOVA SCOTIA TRUST COMPANY OF NEW YORK
                                 Exchange Agent

By Mail, Overnight Courier or Hand:                    By Facsimile:
         One Liberty Plaza                    (for eligible institutions only)
             23rd Floor                                (212) 225-5436
         New York, NY 10006
        Attention: Pat Keane                       Confirm by Telephone:
                                                      (212) 225-5427:

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Procedures for Tendering Old Notes" section of the Prospectus.

Principal Amount of Old Notes
Tendered(1)

$
 ------------------------------------

Certificate Nos. (if available):

-------------------------------------

                                        If Old Notes will be delivered by book-
Total Principal Amount Represented by   entry transfer to The Depository Trust
Old Notes Certificate(s):               Company, provide account number.

$                                       Account Number
 ------------------------------------                  ------------------------

--------------------------------------------------------------------------------
ANY AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.
--------------------------------------------------------------------------------

                                PLEASE SIGN HERE

X
  -----------------------------------   ----------------------------------------

X
  -----------------------------------   ----------------------------------------
     Signature(s) of Owner(s) or                       Date
        Authorized Signatory

Area Code and Telephone Number:
                                -------------------------------

     Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificate(s) for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian,

----------

(1) Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
             -------------------------------------------------------------------

             -------------------------------------------------------------------

Capacity:
             -------------------------------------------------------------------

Address(es):
             -------------------------------------------------------------------

             -------------------------------------------------------------------

             -------------------------------------------------------------------

             -------------------------------------------------------------------

                                    GUARANTEE

     The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering Old Notes" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than [three New York Stock Exchange trading days] after the date of execution hereof.


-----------------------------------    ------------------------------------
Name of Firm                                 Authorized Signature

-----------------------------------    ------------------------------------
Address                                             Title

                                       Name:
-----------------------------------          ------------------------------
                       Zip Code                 (Please Type or Print)

Area Code and Tel. No.                 Dated:
                       ------------           -----------------------------

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR
      OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.